Income Taxes - Deferred Tax Assets Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Sep. 30, 2018	Sep. 30, 2017
Deferred tax assets:
Other differences	$ 2,870	$ 1,785	$ 11
Tax losses	7,851	6,515	3,878
Fixed assets	621	1,740	1,098
Total deferred tax assets	11,342	10,040	4,987
Valuation allowances	(11,342)	(10,040)	(4,987)
Net deferred tax asset (liability)	$ 0	$ 0	$ 0